UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2026

INTERNATIONAL BANCSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Texas	000-9439	74-2157138
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 San Bernardo, Laredo, Texas	78040-1359
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (956) 722-7611

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 250.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $1.00 par value	IBOC	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 12, 2026, the Board of Directors of International Bancshares Corporation (“IBC”) approved and adopted the Third Amended and Restated By-Laws of IBC (the “By-Laws”) to remove the requirement that a shareholder or group of shareholders may not institute or maintain a derivative proceeding unless that shareholder or group of shareholders beneficially own three percent of IBC’s issued and outstanding common stock, par value $1.00 per share, at the time such derivative proceeding is instituted.

In addition, the By-Laws were amended to eliminate the exclusive forum clause which previously designated the Texas Business Court located in the Fourth Business Court Division or, if such court lacked jurisdiction the United States District Court for the Southern District of Texas, or if such court lacked jurisdiction the state district court of Webb County as the sole and exclusive forum for any filing or claim unless agreed to otherwise. The amendments to the By-Laws no longer require that each shareholder, director, and officer irrevocably and unconditionally waive any right they may have to a trial by jury in any legal action, proceeding, cause of action, or counterclaim concerning any internal entity claim and in any other claim, action, or proceeding against IBC, to the fullest extent permitted by applicable law.

The By-Laws became effective on May 12, 2026.

A copy of the By-Laws is attached as Exhibit 3.1, to this Current Report on Form 8-K, and is incorporated herein by reference in its entirety.

Item 9.01	Financial Statements and Exhibits.

3.1	Third Amended and Restated By-Laws
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL BANCSHARES CORPORATION

	By:	/s/ Dennis E. Nixon
Dennis E. Nixon, President and Chairman of the Board

May 12, 2026